                                                                  Exhibit (a)(2)

                           ADS Letter of Transmittal
                      to Tender American Depositary Shares
               (each ADS representing 60 shares of common stock)
                                       of
                                  Mavesa, S.A.
           Pursuant to the Offer to Purchase dated February 21, 2001
                                       by
                            Primor Inversiones, C.A.
                          a wholly owned subsidiary of
                             Primor Alimentos, C.A.

  THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 4:00 P.M., NEW YORK CITY TIME (5:00 P.M., CARACAS TIME), ON TUESDAY, MARCH 27, 2001, UNLESS THE U.S.
                               OFFER IS EXTENDED.


                          The ADS Receiving Agent is:
                              THE BANK OF NEW YORK

           BY MAIL:              BY FACSIMILE TRANSMISSION:      BY HAND/OVERNIGHT COURIER:
                                 (for Eligible Institutions
   Tender & Exchange Dept.                  only)                 Tender & Exchange Dept.
        P.O. Box 11248                 (212) 815-6213                 101 Barclay St.
    Church Street Station                                        Receive and Deliver Window
   New York, NY 10286-1248            CONFIRM FACSIMILE             New York, N.Y. 10286

                                   BY TELEPHONE:
                                  (212) 815-6173
                    ------------------------------------------
   DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE ADS RECEIVING AGENT. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE ADS RECEIVING AGENT. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED. THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING AMERICAN DEPOSITARY RECEIPTS ("ADRs") EVIDENCING MAVESA ADSs. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING SHARES OF MAVESA COMMON STOCK.

                          DESCRIPTION OF ADSs TENDERED
--------------------------------------------------------------------------------

    NAME(S) AND
   ADDRESS(ES) OF
REGISTERED HOLDER(S)
(PLEASE FILL IN, IF
 BLANK, EXACTLY AS                    ADSs TENDERED
 NAME(S) APPEAR(S)        (PLEASE ATTACH ADDITIONAL SIGNED LIST
     ON ADS(s))                       IF NECESSARY)
--------------------------------------------------------------------
                                        TOTAL NUMBER OF    NUMBER
                         ADR SERIAL     ADSs REPRESENTED  OF ADSs
                          NUMBER(s)        BY ADRs(1)    TENDERED(2)
                                    --------------------------------
                                    --------------------------------
                                    --------------------------------
                                    --------------------------------
                                    --------------------------------
                      TOTAL ADSs
                      TENDERED:
                                    --------------------------------
                        TOTAL ADSs
                        TENDERED:

--------------------------------------------------------------------------------
 (1) Need not be completed by holders of ADSs who deliver ADSs by book entry mode.
 (2) Unless otherwise indicated, it will be assumed that all ADSs evidenced by ADRs delivered to the ADS Receiving Agent are being tendered. See Instruction 4.


   The names and addresses of the registered holders of the tendered ADSs should be printed, if not already printed above, exactly as they appear on the ADRs tendered hereby.

   This ADS Letter of Transmittal is to be used to tender American Depositary Shares ("ADSs") of Mavesa, S.A. ("Mavesa"), a sociedad anonima organized under the laws of Venezuela, pursuant to the offer by Primor Inversiones, C.A. (the "Purchaser"), a corporation organized under the laws of Venezuela and a wholly owned subsidiary of Primor Alimentos, C.A. ("Primor"), a corporation organized under the laws of Venezuela, to purchase all outstanding ADSs at a purchase price of US$8.501324822 per ADS net to the seller in cash less any withholding taxes and without interest thereon, upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase dated February 21, 2001 (the "Offer to Purchase") and the ADS Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "U.S. Offer"). The U.S. Offer is open to all holders of ADSs. The U.S. Offer is being made concurrently with an offer in Venezuela (the "Venezuelan Offer" and, together with the U.S. Offer, the "Offers") to purchase all outstanding shares of Mavesa common stock ("Shares"). The Venezuelan Offer is open to all holders of Shares.

   Shares, except insofar as they are represented by ADSs, cannot be tendered by means of this ADS Letter of Transmittal. Shares can only be tendered pursuant to the concurrent Venezuelan Offer. Additional information on the Venezuelan Offer may be obtained from Provincial Casa de Bolsa, S.A., the receiving agent for the Venezuelan Offer, at the address and telephone number set forth on the back cover of the Offer to Purchase.

   All ADS Letters of Transmittal, ADRs evidencing ADSs and other required documents delivered to The Bank of New York (the "ADS Receiving Agent") by holders of ADSs will be deemed to constitute acknowledgement by such holders that they understand and will comply with the terms and conditions of the U.S. Offer with respect to such ADSs (and the Shares represented thereby), as set forth in the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

   Holders of ADSs tendered in the U.S. Offer will receive US$8.501324822 per ADS, net to the seller in cash less any withholding taxes and without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase.

   This ADS Letter of Transmittal is to be used either if ADRs evidencing ADSs are to be forwarded herewith or if delivery of ADSs is to be made by book-entry transfer to an account maintained by the ADS Receiving Agent at the Book-Entry Transfer Facility (as defined in Section 3 of the Offer to Purchase) and pursuant to the procedures for book-entry transfer set forth under the section "Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase.

   Holders of ADSs whose ADRs are not immediately available or who cannot deliver their ADSs and all other documents required by this ADS Letter of Transmittal to the ADS Receiving Agent, or complete the procedures for book-entry transfer by the expiration of the U.S. Offer, may tender their ADSs by following the Guaranteed Delivery Procedures set forth under the section "Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. See Instruction 2 of this ADS Letter of Transmittal.

  [_]CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     TO THE ADS RECEIVING AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

     Name of Tendering
     Institution: ________________________________________________________

     DTC Account
     Number: _____________________________________________________________

     Transaction Code
     Number: _____________________________________________________________



  [_]CHECK BOX IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO AN ADS NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE ADS RECEIVING AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered
     Owner(s): ___________________________________________________________

     Window Ticket Number
     (if any) or DTC
     Participant Number: _________________________________________________

     Date of Execution of
     Notice of Guaranteed
     Delivery: ___________________________________________________________

     Name of Institution that
     Guaranteed Delivery: ________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby delivers to the ADS Receiving Agent for tender and instructs the ADS Receiving Agent to tender to Primor Inversiones, C.A. (the "Purchaser"), a corporation organized under the laws of Venezuela and a wholly owned subsidiary of Primor Alimentos, C.A. ("Primor"), a corporation organized under the laws of Venezuela, the above described American Depositary Shares ("ADSs") of Mavesa, S.A., a sociedad anonima organized under the laws of Venezuela ("Mavesa"), pursuant to Purchaser's offer to purchase all outstanding ADSs at a purchase price of US$8.501324822 per ADS net to the seller in cash less any withholding taxes and without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase dated February 21, 2001 (the "Offer to Purchase") and in this ADS Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "U.S. Offer"). Receipt of the U.S. Offer is hereby acknowledged.

   The undersigned understands that acceptance by the Purchaser of the ADSs tendered pursuant hereto into the U.S. Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the U.S. Offer.

   Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), and effective upon acceptance for payment of the ADSs tendered herewith in accordance with the terms of the U.S. Offer, the undersigned hereby:

     (i) sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all the ADSs being tendered hereby (and any and all non-cash dividends, distributions, rights, Shares, other ADSs or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")); and

     (ii) constitutes and appoints the ADS Receiving Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and all Distributions) or transfer the ownership of such ADSs (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Purchaser, (b) present such ADSs (and all Distributions) for transfer on the books of The Bank of New York in its capacity as the depositary for the ADSs (the "Depositary") and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and all Distributions), all in accordance with the terms and the conditions of the U.S. Offer.

   By executing this ADS Letter of Transmittal, the undersigned hereby irrevocably appoints Lorenzo Mendoza, Guillermo Bolinaga and Rafael Sucre in their respective capacities as officers or directors of the Purchaser, and any individual who shall thereafter succeed to any such office of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of Mavesa's securityholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the ADSs (including Shares represented by ADSs), and any and all Distributions, tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such ADSs (including Shares represented by ADSs) for payment pursuant to the U.S. Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such ADSs in accordance with the terms of the U.S. Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (including Shares represented by ADSs), and any and all Distributions, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the ADSs to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such ADSs, the Purchaser must be able to exercise full voting, consent and other rights with respect to such ADSs (including Shares represented by ADSs), and any and all Distributions, including voting at any meeting of Mavesa's securityholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby (and all Distributions) and that when the same are accepted for purchase by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Receiving Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby (and all Distributions). In addition, the undersigned shall promptly remit and transfer to the ADS Receiving Agent for the account of the Purchaser all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer and, ending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

   The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, the Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

   The undersigned waives any and all rights the undersigned may have under
Section 6 of Mavesa's Estatutos (bylaws). Section 6 of Mavesa's bylaws gives holders of Shares the right to purchase some of the Shares and the ADSs tendered into the U.S. Offer and the Venezuelan Offer. For a description of the rights you are waiving, please see Section 5 of the U.S. Offer to Purchase and
Section 6 of Mavesa's bylaws.

   The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Purchaser or the ADS Receiving Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Purchaser and the ADS Receiving Agent to secure the full benefits of this ADS Letter of Transmittal.

   All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   Unless otherwise indicated herein in the box entitled "Special Payment Instructions" below, the undersigned hereby instructs the Purchaser to (i) pay the Offer Price for the ADSs accepted according to the terms and provisions established in the Offer to Purchase, and/or (ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing herein in the box entitled "Description of ADSs Tendered". Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions", the undersigned hereby instructs the Purchaser to (i) mail, or cause to be mailed, the check for the purchase price of the ADSs accepted for purchase, and/or (ii) return, or cause to be returned, any ADRs evidencing ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing herein in the box entitled "Description of ADSs Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, the undersigned hereby instructs the Purchaser to (i) pay the purchase price for the ADSs accepted for purchase, and/or (ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase in the name(s) of the person or persons so indicated, and (iii) mail, or cause to be mailed, the check for the purchase price of the ADSs accepted for purchase and/or (iv) return, or cause to be returned, any ADRs evidencing any ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

   In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Purchaser to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (a) the purchase price of the ADSs accepted for purchase and (b) any ADSs not accepted for purchase. The undersigned recognizes that the Purchaser will not transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept for purchase any of the ADSs so tendered. The undersigned recognizes that the Purchaser has no obligation to transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept any of the ADSs so tendered.

   The terms and conditions of the U.S. Offer contained in the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

   THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ADSs BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE ADS RECEIVING AGENT AS PROVIDED IN THE OFFER TO PURCHASE AND THIS ADS LETTER OF TRANSMITTAL.

   Unless you complete the "Special Delivery Instructions" box, the address of the holder inserted in the box entitled "Description of ADSs Tendered" is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.


 [_]Check here if any of the ADRs representing ADSs that you own have been lost or destroyed (see Instruction 10).

    Number of ADSs
    represented by
    lost or
    destroyed
    ADR(s):
                  ----------------------------------------------------

   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6 AND 7)           (SEE INSTRUCTIONS 1, 5, 6 AND 7)


 To be completed ONLY if ADR(s)             To be completed ONLY if ADR(s)
 for the ADSs not tendered or not           for the ADSs not tendered or not
 accepted and/or the check for              accepted and/or the check for
 the purchase price of ADSs ac-             the purchase price of ADSs
 cepted for payment are to be is-           accepted for payment are to be
 sued in the name of someone                sent to someone other than the
 other than the undersigned.                undersigned or to the
                                            undersigned at an address other
                                            than that shown under
                                            "Description of ADSs Tendered".


 Issue:[_] Check

       [_] ADR(s) to:                       Mail:[_] Check

                                                 [_] ADR(s) to:
 Name ____________________________
       (Please type or print)

 Address _________________________          Name ____________________________
                                                   (Please type or print)
 _________________________________

 _________________________________          Address _________________________
        (Include Zip Code)
                                            _________________________________

 _________________________________          _________________________________
     (Taxpayer Identification                      (Include Zip Code)
    or Social Security Number)
                                             _________________________________
                                               (Taxpayer Identification or
 _________________________________               Social Security Number)
  (Also complete substitute Form
            W-9 below)                      _________________________________
                                             (Also complete substitute Form
                                                       W-9 below)

                                   IMPORTANT
                           HOLDERS OF ADSs SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                       (Signature(s) of Holders of ADSs)

 Dated: ________________, 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

 Name(s) ___________________________________________________________________

 ---------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title) _____________________________________________________
                              (See Instruction 5)

 Address ___________________________________________________________________

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                              (Including Zip Code)

 Area Code and Telephone Number ____________________________________________

 Tax Identification or Social Security Number ______________________________
                                                 (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                     (SEE INSTRUCTIONS 1 AND 5 IF REQUIRED)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

 Authorized Signature ______________________________________________________

 Name ______________________________________________________________________
                                 (Please Print)

 Title _____________________________________________________________________
                                 (Please Print)

 Name of Firm ______________________________________________________________

 Address ___________________________________________________________________

 ---------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number ____________________________________________

 Dated: ________________, 2001

                                  INSTRUCTIONS

           FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

   1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (an "Eligible Institution"). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of an ADS tendered herewith and such holder(s) have not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

   2. DELIVERY OF ADS LETTER OF TRANSMITTAL AND ADSs. This ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent's Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the ADS Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the section captioned "Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. ADRs evidencing ADSs or confirmation of any book-entry transfer into the ADS Receiving Agent's account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and a duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this ADS Letter of Transmittal, must be delivered to the ADS Receiving Agent at one of its addresses set forth herein by the Expiration Date (as defined in the Offer to Purchase) of the U.S. Offer or the tendering ADS holder must comply with the Guaranteed Delivery Procedures set forth below and as provided in the section captioned "Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. If ADRs are forwarded to the ADS Receiving Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

   ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the ADS Receiving Agent or complete the procedures for book-entry transfer by the expiration date, as the case may be, may tender their ADSs by properly completing and duly executing the ADS Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedures set forth in the section captioned "Procedure for Tendering ADSs in the U.S. Offer" in the Offer to Purchase. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed ADS Notice of Guaranteed Delivery substantially in the form provided by the Purchaser, or a message transmitted through the Book-Entry Transfer Facility pursuant to which the participant agrees to be bound by the terms of the ADS Notice of Guaranteed Delivery must be received by the ADS Receiving Agent by the expiration of the U.S. Offer, as the case may be, and (c) ADRs evidencing all tendered ADSs together with a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantees and any other required documents or, in the case of ADSs held in book-entry form, a timely confirmation of the book-entry transfer of such ADSs into the ADS Receiving Agent's account at the Book-Entry Transfer Facility together with an Agent's Message (as defined below), must be received by the ADS Receiving Agent within three New York Stock Exchange trading days after the date of execution of such ADS Notice of Guaranteed Delivery.

   The term "Agent's Message" means a message transmitted by means of the Book-Entry Transfer Facility to, and received by, the ADS Receiving Agent and forming a part of a Book-Entry Confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal and the U.S. Offer and that the Purchaser may enforce such agreement against the participant.

   THE METHOD OF DELIVERY OF ADRs AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDERS OF ADSs. ADRs WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE ADS RECEIVING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted. By executing this ADS Letter of Transmittal (or facsimile thereof), all tendering ADSs holders waive any right to receive any notice of the acceptance of their ADSs for payment.

   3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs tendered should be listed on a separate schedule attached hereto.

   4. PARTIAL TENDERS (NOT APPLICABLE TO ADS HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the ADSs evidenced by ADRs delivered to the ADS Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered". In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this ADS Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the ADS Receiving Agent will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON ADS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

   If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

   If any of the ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADSs.

   If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to act must be submitted.

   If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless ADSs (evidenced by ADRs) and/or delivery of ADRs for ADSs not tendered or accepted for purchase are to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

   If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

   6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs to it or its order pursuant to the U.S. Offer. If, however, delivery of the purchase price in respect of the U.S. Offer is to be made to, or (in circumstances where permitted hereby) if ADSs not tendered or not accepted are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this ADS Letter of Transmittal.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for ADSs not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this ADS Letter of Transmittal or to an address other than that indicated in the box entitled "Description of ADSs Tendered", the appropriate "Special Delivery Instructions" box and/or the "Special Payment Instruction" box on this ADS Letter of Transmittal should be completed. Holders of ADSs tendering by book-entry transfer may request that ADSs not accepted pursuant to the offer be credited to such account maintained at a Book-Entry Transfer Facility as such holder my designate hereon. If no such instructions are given, any ADRs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

   8. WAIVER OF CONDITIONS. The Purchaser, in accordance with the terms of the U.S. Offer, has reserved the right to waive or vary all or any of the conditions, in whole or in part. See the section captioned, "Certain Conditions of the U.S. Offer" in the Offer to Purchase.

   9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Holders of ADSs must use either an ADS Letter of Transmittal or an ADS Notice of Guaranteed Delivery in order to tender their ADSs into the U.S. Offer. Holders of ADSs who deliver an ADS Notice of Guaranteed Delivery to tender their ADSs into the U.S. Offer must deliver an ADS Letter of Transmittal at a later date when delivering ADSs to the ADS Receiving Agent. Holders of Shares may not tender Shares pursuant to this ADS Letter of Transmittal except insofar as they are represented by ADSs. Questions and requests for assistance or additional copies of the Offer to Purchase, this ADS Letter of Transmittal or the ADS Notice of Guaranteed Delivery may be directed to the Information Agent at its address and telephone numbers set forth at the end of this ADS Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

   10. LOST, DESTROYED OR STOLEN ADRs. If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should promptly notify the ADS Receiving Agent by checking the box immediately preceding "Special Payment Instructions" and indicate the number of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

   11. BACKUP WITHHOLDING. Under U.S. federal income tax law, a securityholder whose tendered ADSs are accepted for payment pursuant to the U.S. Offer may be subject to U.S. backup withholding tax at a 31% rate unless the securityholder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, each securityholder delivering ADSs to the ADS Receiving Agent should complete and sign the Substitute Form W-9 included with this ADS Letter of Transmittal and either (a) provide its taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN so provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding or (b) provide an adequate basis for exemption. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the ADS Receiving Agent or the Purchaser is not provided with the correct TIN, the holder may be subject to penalties imposed by the IRS.

   The box in Part 2 of Substitute Form W-9 may be checked if the security holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the securityholder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid back-up withholding. If the box in Part 2 is checked, the Purchaser (or its paying agent) or a broker or custodian may still withhold 31% of any cash payments made on account of a purchase pursuant to the U.S. Offer until the holder furnishes the Purchaser or the paying agent, broker or custodian with its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9".

   Certain exempt recipients (including, among others, all corporations and non-U.S. individuals) are not subject to these back-up withholding requirements. In order for a person who is not a U.S. Holder (as defined in Section 8 of the Offer to Purchase) to qualify as an exempt recipient, that person must submit an IRS Form W-8, signed under penalties of perjury, attesting to its exempt status. An IRS Form W-8 may be obtained from the ADS Receiving Agent.

   Failure to complete the Substitute Form W-9 or IRS Form W-8 will not, by itself, cause the ADSs to be deemed invalidly tendered, but may require the Purchaser, the paying agent, a broker or custodian to withhold tax at the 31% rate on all cash payments. Back-up withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to back-up withholding will be reduced by the amount of such tax withheld. If back-up withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   IMPORTANT: THIS ADS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE ADS RECEIVING AGENT PRIOR TO THE EXPIRATION DATE AND EITHER ADRs FOR TENDERED ADSs MUST BE RECEIVED BY THE ADS RECEIVING AGENT OR ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SECURITYHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                TO BE COMPLETED BY ALL TENDERING HOLDERS OF ADSs
                              (SEE INSTRUCTION 11)

                       PAYER'S NAME: THE BANK OF NEW YORK

--------------------------------------------------------------------------------

                          Part 1(a)--PLEASE PROVIDE
                          YOUR TIN IN THE BOX AT RIGHT     TIN _____________
                          AND CERTIFY BY SIGNING AND
                          DATING BELOW.

 SUBSTITUTE
 Form W-9                                                  -----------------
 Department of                                             (Social Security
 the Treasury                                                  Number or
 Internal                                                      Employer
 Revenue Service                                            Identification
                                                                Number)


 Payer's Request for     ------------------------------------------------------
 for Taxpayer
                          Name (Please Print) ______________________________

                          Street and Number ________________________________

                          City _________________ State _____ Zip Code ______
                         -------------------------------------------------------
 Identification           Part 1(b)--PLEASE CHECK THE BOX AT RIGHT IF YOU
                          HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF,
 Number ("TIN")           YOUR TIN [_]
                         ------------------------------------------------------
                          Part 2--FOR PAYEES EXEMPT FROM BACKUP
                          WITHHOLDING, PLEASE WRITE "EXEMPT" HERE (SEE
                          INSTRUCTIONS)
                         ------------------------------------------------------
                          Part 3--I CERTIFY UNDER PENALTY OF PERJURY THAT
                          (X) the number shown on this form is my correct
                          TIN (or I am waiting for a number to be issued to me) and (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                          (c) the IRS has notified me that I am no longer subject to backup withholding and (Z) the information I have provided in this Form W-9 is true, complete and correct.

 Sign Here
                          SIGNATURE _________________ DATE _________________



Certification of Instructions--You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable cash payments made to me thereafter may be withheld, but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 Signature: _____________________ Date: ______________________

 Name (Please Print): ________________________________________


   MANUALLY SIGNED FACSIMILE COPIES OF THE ADS LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE ADS LETTER OF TRANSMITTAL, ADRs AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH HOLDER OF ADSs OR SUCH SECURITYHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE ADS RECEIVING AGENT AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

   Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, this ADS Letter of Transmittal, the ADS Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone numbers and location listed below.

                    The Information Agent for the Offers is:

                           INNISFREE M&A INCORPORATED
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Banks and brokers call collect: (212) 750-5833
                   All others call toll free: (888) 750-5834

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